SUPPLEMENT TO THE SUMMARY PROSPECTUSES
OF
WELLS FARGO ADVANTAGE INCOME PLUS FUND (the "Fund")

At a meeting held on November 17-18, 2015, the Board of Trustees of the Fund approved changes to the Fund as outlined below:

I. Name Change - Effective February 1, 2016, the Fund's name is changed to "Wells Fargo Core Plus Bond Fund."

II. Principal Investment Strategy Changes - Effective February 1, 2016, the first two paragraphs in the section entitled "Principal Investment Strategies" is replaced with the following:

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in debt securities;

■

up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

■

up to 25% of the fund's total assets in debt securities of foreign issuers, including emerging markets issuers and debt securities denominated in foreign currencies.

We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans, foreign sovereign debt, supranational agencies, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities (often called "high yield" securities or "junk bonds"), including unrated securities, as well as securities that are in default at the time of purchase.

We may invest in debt securities of foreign issuers, including emerging markets issuers, denominated in any currency. We may seek to add yield by having exposures to a variety of credits, mortgages, and higher yielding countries and currencies. We may also use futures and swap agreements to manage risk or to enhance return. We may enter into currency-related transactions through derivative instruments, including currency and cross currency forwards. The use of derivative currency transactions is intended to allow the Fund to manage, hedge or reduce a foreign currency-specific risk exposure of a portfolio security or its denominated currency or to obtain net long exposure to selected currencies for the purpose of generating income or additional returns.

While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall portfolio dollar-weighted average effective duration that is within 1 year of that of the Fund's benchmark. The Fund's benchmark, the Barclays U.S. Aggregate Bond Index, had a duration of 5.64 years, as of October 31, 2015. "Dollar-Weighted Average Effective Duration" is an aggregate measure of the sensitivity of a fund's fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

III. Principal Investment Risk Changes - Effective February 1, 2016, the section entitled "Principal Investment Risks" is supplemented to add the following:

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements ("swaptions"), both of which are types of derivatives, may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

IV. Benchmark Change - Effective February 1, 2016, the Fund's benchmark will be changed to the Barlcays U.S. Aggregate Bond Index.

November 19, 2015	0059115/P0059SP